Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES FIRST QUARTER 2005

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

May 4, 2005

i

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

ii

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

Revenues, expenses, assets and liabilities as reported herein reflect certain reclassifications to conform to current period reporting practices.

iii

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2004				2005
2005	2004			1Q	2Q	3Q	4Q	1Q
			Financial Services Businesses:
			Pre-tax adjusted operating income by division:
255	211	21%	Insurance Division	211	238	245	297	255
304	96	217%	Investment Division	96	72	76	111	304
311	221	41%	International Insurance and Investments Division	221	269	260	253	311
16	22	-27%	Corporate and other operations	22	64	54	18	16

886	550	61%	Total pre-tax adjusted operating income	550	643	635	679	886
285	171	67%	Income taxes, applicable to adjusted operating income	171	142	168	195	285

601	379	59%	Financial Services Businesses after-tax adjusted operating income	379	501	467	484	601

			Items excluded from adjusted operating income:
236	1	23500%	Realized investment gains (losses), net, and related charges and adjustments	1	143	38	(158)	236
(130)	50	-360%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	50	(322)	208	21	(130)
86	(50)	272%	Change in experience-rated contractholder liabilities due to asset value changes	(50)	183	(100)	(44)	86
(14)	(17)	18%	Divested businesses	(17)	(9)	(22)	(57)	(14)

178	(16)	1213%	Total items excluded from adjusted operating income, before income taxes	(16)	(5)	124	(238)	178
21	(12)	275%	Income taxes, applicable to items excluded from adjusted operating income	(12)	(8)	36	(70)	21

157	(4)	4025%	Total items excluded from adjusted operating income, after income taxes	(4)	3	88	(168)	157

			Income from continuing operations (after-tax) of Financial Services Businesses
758	375	102%	before extraordinary gain on acquisition and cumulative effect of accounting change	375	504	555	316	758
8	(6)	233%	Income (loss) from discontinued operations, net of taxes	(6)	(5)	(8)	1	8
—	—	—	Extraordinary gain on acquisition, net of taxes	—	20	1	—	—
—	(79)	100%	Cumulative effect of accounting change, net of taxes	(79)	—	—	—	—

766	290	164%	Net income of Financial Services Businesses	290	519	548	317	766

			Earnings per share of Common Stock (diluted):
1.18	0.74		Financial Services Businesses after-tax adjusted operating income	0.74	0.98	0.93	0.96	1.18
			Items excluded from adjusted operating income:
0.45	—		Realized investment gains (losses), net, and related charges and adjustments	—	0.27	0.07	(0.30)	0.45
(0.25)	0.09		Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.09	(0.60)	0.40	0.04	(0.25)
0.16	(0.09)		Change in experience-rated contractholder liabilities due to asset value changes	(0.09)	0.34	(0.19)	(0.08)	0.16
(0.03)	(0.03)		Divested businesses	(0.03)	(0.02)	(0.04)	(0.11)	(0.03)

0.33	(0.03)		Total items excluded from adjusted operating income, before income taxes	(0.03)	(0.01)	0.24	(0.45)	0.33
0.04	(0.02)		Income taxes, applicable to items excluded from adjusted operating income	(0.02)	(0.02)	0.07	(0.13)	0.04

0.29	(0.01)		Total items excluded from adjusted operating income, after income taxes	(0.01)	0.01	0.17	(0.32)	0.29

1.47	0.73		Income from continuing operations (after-tax) of Financial Services Businesses before extraordinary gain on acquisition and cumulative effect of accounting change	0.73	0.99	1.10	0.64	1.47
0.02	(0.01)		Income (loss) from discontinued operations, net of taxes	(0.01)	(0.01)	(0.02)	—	0.02
—	—		Extraordinary gain on acquisition, net of taxes	—	0.04	—	—	—
—	(0.15)		Cumulative effect of accounting change, net of taxes	(0.15)	—	—	—	—

1.49	0.57		Net income of Financial Services Businesses	0.57	1.02	1.08	0.64	1.49

530.0	539.9		Weighted average number of outstanding Common shares (diluted basis)	539.9	532.2	525.7	527.3	530.0
12.60%	8.61%		Operating Return on Average Equity (based on adjusted operating income)	8.61%	11.26%	10.38%	10.46%	12.60%
			Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
766	290		Net income of Financial Services Businesses (above)	290	519	548	317	766
163	111		Net income of Closed Block Business	111	30	180	261	163

929	401		Consolidated net income	401	549	728	578	929

22	19		Direct equity adjustments for earnings per share calculations	19	23	22	20	22

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2004				2005
2005	2004		1Q	2Q	3Q	4Q	1Q
		Financial Services Businesses Capitalization Data (1):
		Short-term debt	4,603	4,432	6,135	3,896	6,253
		Long-term debt	3,820	4,437	5,708	5,877	5,981
		Attributed Equity:
		Including accumulated other comprehensive income	20,837	19,619	20,457	21,209	21,244
		Excluding unrealized gains and losses on investments	18,520	18,695	18,987	19,561	20,008
		Excluding accumulated other comprehensive income	18,554	18,755	18,995	19,392	19,907
		Total Capitalization:
		Including accumulated other comprehensive income	24,657	24,056	26,165	27,086	27,225
		Excluding unrealized gains and losses on investments	22,340	23,132	24,695	25,438	25,989
		Excluding accumulated other comprehensive income	22,374	23,192	24,703	25,269	25,888
		Book value per share of Common Stock:
		Including accumulated other comprehensive income	38.90	37.11	39.19	39.90	40.35
		Excluding unrealized gains and losses on investments	34.58	35.36	36.37	36.80	38.00
		Excluding accumulated other comprehensive income	34.64	35.47	36.39	36.49	37.81
		Number of diluted shares at end of period	535.6	528.7	522.0	531.5	526.5
		Common Stock Price Range (based on closing price):
59.32	48.11	High	48.11	46.47	48.10	55.09	59.32
52.62	41.62	Low	41.62	41.05	44.30	42.87	52.62
57.40	44.78	Close	44.78	46.47	47.04	54.96	57.40
		Common Stock market capitalization (1)	23,679	24,209	24,158	28,983	29,980

(1)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

OPERATIONS HIGHLIGHTS

Year-to-date			2004				2005
2005	2004		1Q	2Q	3Q	4Q	1Q
		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by Investment Division:
		Asset Management Segment - Investment Management & Advisory Services
		Retail customers	78.4	74.4	62.3	66.0	64.8
		Institutional customers	99.9	106.3	108.9	119.2	119.0
		General account	131.2	147.6	152.3	152.7	155.3

		Total Investment Management and Advisory Services	309.5	328.3	323.5	337.9	339.1
		Non-proprietary assets under management	22.3	43.6	43.5	44.8	44.0

		Total managed by Investment Division	331.8	371.9	367.0	382.7	383.1
		Managed by International Insurance and Investments Division	67.6	67.0	67.1	77.7	74.0
		Managed by Insurance Division	35.3	35.3	35.9	39.1	38.6

		Total assets under management	434.7	474.2	470.0	499.5	495.7
		Client assets under administration	52.2	64.6	72.9	82.2	85.3

		Total assets under management and administration	486.9	538.8	542.9	581.7	581.0

		Assets managed or administered for customers outside of the United States at end of period	100.8	97.3	96.4	107.0	104.9
		Distribution Representatives (1):
		Prudential Agents	4,147	4,001	3,982	3,682	3,519
		International Life Planners	5,008	5,123	5,234	5,385	5,555
		Gibraltar Life Advisors	4,815	4,888	4,759	4,970	4,902
37	36	Prudential Agent productivity ($ thousands)	36	40	37	54	37
		Third Party Distribution - Retail Products ($ millions) (3):
39	28	Individual life insurance (4)	28	34	45	48	39
1	6	Corporate-owned life insurance sales	6	1	3	1	1
1,137	1,410	Individual annuities	1,410	1,332	1,078	1,014	1,137
6,261	2,742	Mutual funds and wrap-fee products	2,742	2,386	4,002	4,936	6,261

(1)	As of end of period.

(2)	At fair market value.

(3)	Represents scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis for Individual Life Insurance, including corporate-owned life insurance, and gross sales for Individual Annuities, Mutual Funds and Wrap-fee products.

(4)	Excludes corporate-owned life insurance sales.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2004				2005
2005	2004			1Q	2Q	3Q	4Q	1Q
			Revenues (1):

2,529	2,191	15%	Premiums	2,191	2,210	2,176	2,218	2,529
626	567	10%	Policy charges and fee income	567	600	615	644	626
1,499	1,244	20%	Net investment income	1,244	1,330	1,397	1,413	1,499
977	676	45%	Commissions, investment management fees, and other income	676	917	841	976	977

5,631	4,678	20%	Total revenues	4,678	5,057	5,029	5,251	5,631

			Benefits and Expenses (1):

2,559	2,289	12%	Insurance and annuity benefits	2,289	2,243	2,246	2,254	2,559
603	427	41%	Interest credited to policyholders’ account balances	427	582	580	594	603
111	53	109%	Interest expense	53	57	83	103	111
(416)	(388)	-7%	Deferral of acquisition costs	(388)	(373)	(360)	(407)	(416)
229	192	19%	Amortization of acquisition costs	192	190	212	172	229
1,659	1,555	7%	General and administrative expenses	1,555	1,715	1,633	1,856	1,659

4,745	4,128	15%	Total benefits and expenses	4,128	4,414	4,394	4,572	4,745

886	550	61%	Adjusted operating income before income taxes	550	643	635	679	886

			Items excluded from adjusted operating income before income taxes:
257	9	2756%	Realized investment gains (losses), net, and related adjustments	9	155	50	(132)	257
(21)	(8)	-163%	Related charges	(8)	(12)	(12)	(26)	(21)

236	1	23500%	Total realized investment gains (losses), net, and related charges and adjustments	1	143	38	(158)	236

(130)	50	-360%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	50	(322)	208	21	(130)
86	(50)	272%	Change in experience-rated contractholder liabilities due to asset value changes	(50)	183	(100)	(44)	86
(14)	(17)	18%	Divested businesses	(17)	(9)	(22)	(57)	(14)

178	(16)	1213%	Total items excluded from adjusted operating income before income taxes	(16)	(5)	124	(238)	178

1,064	534	99%	Income from continuing operations before income taxes, extraordinary gain on acquisition and cumulative effect of accounting change	534	638	759	441	1,064
306	159	92%	Income tax expense	159	134	204	125	306

758	375	102%	Income from continuing operations before extraordinary gain on acquisition and cumulative effect of accounting change	375	504	555	316	758

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	3/31/2004	6/30/2004	9/30/2004	12/31/2004	3/31/2005
Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $84,853; $87,800; $89,640; $97,732; $100,301)	90,479	90,596	93,889	102,155	103,966
Fixed maturities, held to maturity, at amortized cost (fair value $2,999; $2,704; $2,633; $2,765; $3,412)	2,949	2,724	2,607	2,747	3,389
Trading account assets supporting insurance liabilities, at fair value	807	11,920	12,695	12,964	13,239
Other trading account assets, at fair value	5,245	3,098	3,222	1,547	1,488
Equity securities, available for sale, at fair value (cost $1,027; $1,271; $1,282; $1,473; $1,634)	1,164	1,422	1,457	1,663	1,865
Commercial loans	11,508	16,412	16,315	17,092	16,569
Policy loans	2,671	2,608	2,606	2,919	2,943
Securities purchased under agreements to resell	2,086	147	190	127	171
Other long-term investments	4,143	4,553	4,518	4,934	4,644
Short-term investments	2,913	3,818	2,399	3,405	2,992

Total investments	123,965	137,298	139,898	149,553	151,266
Cash and cash equivalents	5,893	4,053	4,471	6,164	6,291
Accrued investment income	1,137	1,238	1,317	1,307	1,375
Reinsurance recoverables	599	35,843	34,825	32,790	3,767
Deferred policy acquisition costs	6,731	7,086	7,022	7,624	7,854
Other assets	18,125	14,910	16,000	16,472	16,644
Separate account assets	106,833	103,961	105,621	115,568	142,568

Total assets	263,283	304,389	309,154	329,478	329,765

Liabilities:
Future policy benefits	47,714	46,817	47,673	52,522	52,370
Policyholders’ account balances	47,012	63,236	63,521	69,940	70,287
Unpaid claims and claim adjustment expenses	1,717	1,740	1,775	1,807	1,839
Reinsurance payables	180	35,444	34,469	32,386	3,345
Securities sold under agreements to repurchase	5,536	5,685	4,957	4,657	6,087
Cash collateral for loaned securities	3,361	3,661	2,978	4,248	3,246
Income taxes payable	2,686	2,015	2,427	2,681	2,508
Securities sold but not yet purchased	2,386	345	503	427	466
Short-term debt	4,603	4,432	6,135	3,896	6,253
Long-term debt	3,820	4,437	5,708	5,877	5,981
Other liabilities	16,598	12,997	12,930	14,260	13,571
Separate account liabilities	106,833	103,961	105,621	115,568	142,568

Total liabilities	242,446	284,770	288,697	308,269	308,521

Attributed Equity:
Accumulated other comprehensive income	2,283	864	1,462	1,817	1,337
Other attributed equity	18,554	18,755	18,995	19,392	19,907

Total attributed equity	20,837	19,619	20,457	21,209	21,244

Total liabilities and attributed equity	263,283	304,389	309,154	329,478	329,765

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Three Months Ended March 31, 2005
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1) :
Premiums	2,529	941	41	1,552	(5)
Policy charges and fee income	626	513	46	71	(4)
Net investment income	1,499	433	637	309	120
Commissions, investment management fees, and other income	977	137	749	112	(21)

Total revenues	5,631	2,024	1,473	2,044	90

Benefits and Expenses (1):
Insurance and annuity benefits	2,559	1,068	215	1,258	18
Interest credited to policyholders’ account balances	603	177	384	46	(4)
Interest expense	111	25	22	6	58
Deferral of acquisition costs	(416)	(165)	(17)	(251)	17
Amortization of acquisition costs	229	127	14	101	(13)
General and administrative expenses	1,659	537	551	573	(2)

Total benefits and expenses	4,745	1,769	1,169	1,733	74

Adjusted operating income before income taxes	886	255	304	311	16

	Three Months Ended March 31, 2004
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	2,191	850	12	1,330	(1)
Policy charges and fee income	567	490	18	63	(4)
Net investment income	1,244	369	523	229	123
Commissions, investment management fees, and other income	676	150	477	61	(12)

Total revenues	4,678	1,859	1,030	1,683	106

Benefits and Expenses (1):
Insurance and annuity benefits	2,289	978	208	1,083	20
Interest credited to policyholders’ account balances	427	175	226	26	—
Interest expense	53	1	9	1	42
Deferral of acquisition costs	(388)	(182)	(8)	(214)	16
Amortization of acquisition costs	192	108	15	84	(15)
General and administrative expenses	1,555	568	484	482	21

Total benefits and expenses	4,128	1,648	934	1,462	84

Adjusted operating income before income taxes	550	211	96	221	22

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of March 31, 2005
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	151,266	32,090	56,518	50,016	12,642
Deferred policy acquisition costs	7,854	4,340	95	3,567	(148)
Other assets	28,077	3,586	10,095	7,205	7,191
Separate account assets	142,568	68,346	75,276	33	(1,087)

Total assets	329,765	108,362	141,984	60,821	18,598

Liabilities:
Future policy benefits	52,370	5,314	13,467	32,979	610
Policyholders’ account balances	70,287	18,655	37,199	15,077	(644)
Debt	12,234	1,640	1,151	768	8,675
Other liabilities	31,062	8,593	9,090	7,284	6,095
Separate account liabilities	142,568	68,346	75,276	33	(1,087)

Total liabilities	308,521	102,548	136,183	56,141	13,649

Attributed Equity:
Accumulated other comprehensive income	1,337	452	65	764	56
Other attributed equity	19,907	5,362	5,736	3,916	4,893

Total attributed equity	21,244	5,814	5,801	4,680	4,949

Total liabilities and attributed equity	329,765	108,362	141,984	60,821	18,598

	As of December 31, 2004
	Total Financial Services Businesses	Insurance Division	Investment Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	149,553	31,614	56,219	50,543	11,177
Deferred policy acquisition costs	7,624	4,169	73	3,520	(138)
Other assets	56,733	3,617	38,949	8,098	6,069
Separate account assets	115,568	69,348	47,301	25	(1,106)

Total assets	329,478	108,748	142,542	62,186	16,002

Liabilities:
Future policy benefits	52,522	5,166	13,571	33,163	622
Policyholders’ account balances	69,940	18,518	36,490	15,418	(486)
Debt	9,773	1,161	1,484	407	6,721
Other liabilities	60,466	8,443	37,638	8,739	5,646
Separate account liabilities	115,568	69,348	47,301	25	(1,106)

Total liabilities	308,269	102,636	136,484	57,752	11,397

Attributed Equity:
Accumulated other comprehensive income	1,817	680	370	754	13
Other attributed equity	19,392	5,432	5,688	3,680	4,592

Total attributed equity	21,209	6,112	6,058	4,434	4,605

Total liabilities and attributed equity	329,478	108,748	142,542	62,186	16,002

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

SHORT TERM DEBT

(in millions)

	As of March 31, 2005				As of December 31, 2004
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)	Other Affiliates	Total
Financial Services Businesses:
Borrowings by use of proceeds:
Capital Debt	420	6	—	426	97	5	—	102
Investment related	1	2,367	—	2,368	158	521	—	679
Securities business related	404	1,067	1,102	2,573	86	906	1,330	2,322
Specified other businesses	125	624	136	885	105	548	139	792
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	1	1

Total short-term debt - Financial Services Businesses	950	4,064	1,239	6,253	446	1,980	1,470	3,896

Borrowings by type:
Long-term debt due within one year	—	59	—	59	—	57	—	57
Commercial paper	950	3,989	—	4,939	446	1,853	—	2,299
Bank borrowings	—	—	637	637	—	—	754	754
Other short-term debt	—	16	601	617	—	70	715	785

Total general obligations	950	4,064	1,238	6,252	446	1,980	1,469	3,895
Limited recourse and non-recourse borrowing	—	—	1	1	—	—	1	1

Total short-term debt - Financial Services Businesses	950	4,064	1,239	6,253	446	1,980	1,470	3,896

Closed Block Business:
Investment related commercial paper borrowings	—	757	—	757	—	148	—	148

(1)	Includes Prudential Funding, LLC.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

LONG TERM DEBT

(in millions)

	As of March 31, 2005
	Capital Debt	Investment Related	Securities Business Related	Specified Other Businesses	Total General Obligations	Limited Recourse and non- Recourse	Total Borrowing
Financial Services Businesses:

Prudential Financial, Inc.:

Long-term fixed and floating rate notes	2,077	1,541	670	—	4,288	—	4,288
Hybrid notes	—	—	—	—	—	—	—

Total	2,077	1,541	670	—	4,288	—	4,288

The Prudential Insurance Company of America (1):
Surplus notes	692	—	—	—	692	—	692
Long-term fixed and floating rate notes	600	346	—	—	946	—	946
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	1,292	346	—	—	1,638	—	1,638

Long-term debt of other affiliated companies	—	—	—	—	—	55	55

Total long-term debt of Financial Services Businesses	3,369	1,887	670	—	5,926	55	5,981

Ratio of long-term and short-term capital debt to capitalization	15.9%

Closed Block Business:

Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

	As of December 31, 2004
	Capital Debt	Investment Related	Securities Business Related	Specified Other Businesses	Total General Obligations	Limited Recourse and non- Recourse	Total Borrowing
Financial Services Businesses:

Prudential Financial, Inc.:

Long-term fixed and floating rate notes	2,086	1,366	676	—	4,128	—	4,128
Hybrid notes	—	—	—	—	—	—	—

Total	2,086	1,366	676	—	4,128	—	4,128

The Prudential Insurance Company of America (1):
Surplus notes	692	—	—	—	692	—	692
Long-term fixed and floating rate notes	600	400	—	—	1,000	—	1,000
Commercial paper backed by long-term credit agreements	—	—	—	—	—	—	—

Total	1,292	400	—	—	1,692	—	1,692

Long-term debt of other affiliated companies	—	—	—	—	—	57	57

Total long-term debt of Financial Services Businesses	3,378	1,766	676	—	5,820	57	5,877

Ratio of long-term and short-term capital debt to capitalization	15.1%

Closed Block Business:

Limited recourse notes of Prudential Holdings, LLC	—	—	—	—	—	1,750	1,750

(1) Includes Prudential Funding, LLC.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

COMBINED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2004				2005
2005	2004			1Q	2Q	3Q	4Q	1Q
			Revenues (1):
941	850	11%	Premiums	850	826	845	842	941
513	490	5%	Policy charges and fee income	490	496	519	541	513
433	369	17%	Net investment income	369	378	402	422	433
137	150	-9%	Commissions, investment management fees, and other income	150	156	162	152	137

2,024	1,859	9%	Total revenues	1,859	1,856	1,928	1,957	2,024

			Benefits and Expenses (1):
1,068	978	9%	Insurance and annuity benefits	978	929	966	949	1,068
177	175	1%	Interest credited to policyholders’ account balances	175	178	179	176	177
25	1	2400%	Interest expense	1	2	10	19	25
(165)	(182)	9%	Deferral of acquisition costs	(182)	(180)	(161)	(168)	(165)
127	108	18%	Amortization of acquisition costs	108	109	120	66	127
537	568	-5%	General and administrative expenses	568	580	569	618	537

1,769	1,648	7%	Total benefits and expenses	1,648	1,618	1,683	1,660	1,769

255	211	21%	Adjusted operating income before income taxes	211	238	245	297	255

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

COMBINING STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	Three Months Ended March 31, 2005
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	941	123	818	98	25
Policy charges and fee income	513	439	74	262	177
Net investment income	433	282	151	125	157
Commissions, investment management fees, and other income	137	128	9	55	73

Total revenues	2,024	972	1,052	540	432

Benefits and Expenses (1):
Insurance and annuity benefits	1,068	241	827	171	70
Interest credited to policyholders’ account balances	177	126	51	42	84
Interest expense	25	20	5	15	5
Deferral of acquisition costs	(165)	(157)	(8)	(74)	(83)
Amortization of acquisition costs	127	126	1	72	54
General and administrative expenses (2)	537	399	138	197	202

Total benefits and expenses	1,769	755	1,014	423	332

Adjusted operating income before income taxes	255	217	38	117	100

	Three Months Ended March 31, 2004
	Total Insurance Division	Individual Life and Annuities	Group Insurance	Individual Life and Annuities
				Individual Life	Individual Annuities
Revenues (1):
Premiums	850	101	749	87	14
Policy charges and fee income	490	419	71	256	163
Net investment income	369	234	135	97	137
Commissions, investment management fees, and other income	150	139	11	67	72

Total revenues	1,859	893	966	507	386

Benefits and Expenses (1):
Insurance and annuity benefits	978	217	761	166	51
Interest credited to policyholders’ account balances	175	128	47	39	89
Interest expense	1	1	—	—	1
Deferral of acquisition costs	(182)	(175)	(7)	(77)	(98)
Amortization of acquisition costs	108	107	1	70	37
General and administrative expenses (2)	568	430	138	222	208

Total benefits and expenses	1,648	708	940	420	288

Adjusted operating income before income taxes	211	185	26	87	98

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

(2)	General and administrative expenses for Individual Annuities include $8 million for the three months ended March 31, 2005 and $8 million for the three months ended March 31, 2004 for the amortization, net of interest, of value of business acquired (VOBA) associated with the May 1, 2003 acquisition of American Skandia.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

INSURANCE DIVISION - INDIVIDUAL LIFE AND ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2004				2005
2005	2004		1Q	2Q	3Q	4Q	1Q
		INDIVIDUAL LIFE INSURANCE SALES:

		Excluding corporate-owned life insurance:
19	26	Variable life	26	27	25	19	19
51	32	Universal life	32	39	48	59	51
29	32	Term life	32	28	28	28	29

99	90	Total excluding corporate-owned life insurance	90	94	101	106	99
1	6	Corporate-owned life insurance	6	1	4	3	1

100	96	Total	96	95	105	109	100

		ANNUITY SALES AND ACCOUNT VALUES

		Variable Annuities:
47,418	43,949	Beginning total account value	43,949	44,858	44,927	44,474	47,418
1,433	1,723	Sales	1,723	1,536	1,259	1,288	1,433
(1,251)	(1,352)	Surrenders and withdrawals	(1,352)	(1,263)	(1,266)	(1,343)	(1,251)

182	371	Net sales (redemptions)	371	273	(7)	(55)	182
(145)	(161)	Benefit payments	(161)	(143)	(154)	(155)	(145)

37	210	Net flows	210	130	(161)	(210)	37
(911)	843	Change in market value, interest credited, and other	843	84	(146)	3,310	(911)
(158)	(144)	Policy charges	(144)	(145)	(146)	(156)	(158)

46,386	44,858	Ending total account value	44,858	44,927	44,474	47,418	46,386

		Fixed Annuities:
3,879	3,514	Beginning total account value	3,514	3,574	3,722	3,860	3,879
52	92	Sales	92	196	175	69	52
(51)	(51)	Surrenders and withdrawals	(51)	(51)	(44)	(45)	(51)

1	41	Net sales	41	145	131	24	1
(41)	(45)	Benefit payments	(45)	(38)	(41)	(39)	(41)

(40)	(4)	Net flows	(4)	107	90	(15)	(40)
41	65	Interest credited and other	65	42	49	35	41
(1)	(1)	Policy charges	(1)	(1)	(1)	(1)	(1)

3,879	3,574	Ending total account value	3,574	3,722	3,860	3,879	3,879

		SALES BY DISTRIBUTION CHANNEL
		Life Insurance:
		Excluding corporate-owned life insurance:
60	62	Prudential Agents	62	60	56	58	60
39	28	Third party distribution	28	34	45	48	39
1	6	Corporate-owned life insurance	6	1	4	3	1

100	96	Total	96	95	105	109	100

		Variable and Fixed Annuities (1):
348	405	Prudential Agents	405	400	356	343	348
122	108	Wirehouses	108	96	87	121	122
1,015	1,302	Independent Financial Planners (2)	1,302	1,236	991	893	1,015

1,485	1,815	Total	1,815	1,732	1,434	1,357	1,485

(1)	Amounts represent gross sales.

(2)	Including bank distribution.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

INSURANCE DIVISION - INDIVIDUAL LIFE ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2004				2005
2005	2004		1Q	2Q	3Q	4Q	1Q
		INDIVIDUAL LIFE INSURANCE:

		Policyholders’ Account Balances (1):
4,998	4,520	Beginning balance	4,520	4,567	4,742	4,809	4,998
310	293	Premiums and deposits	293	295	307	293	310
(165)	(158)	Surrenders and withdrawals	(158)	(161)	(159)	(157)	(165)

145	135	Net sales	135	134	148	136	145
(31)	(25)	Benefit payments	(25)	(22)	(25)	(24)	(31)

114	110	Net flows	110	112	123	112	114
53	(49)	Interest credited and other	(49)	82	(31)	103	53
16	18	Net transfers from separate account	18	15	10	14	16
(39)	(32)	Policy charges	(32)	(34)	(36)	(40)	(39)

5,142	4,567	Ending balance	4,567	4,742	4,809	4,998	5,142

		Separate Account Liabilities:
15,180	13,981	Beginning balance	13,981	14,246	14,303	14,209	15,180
310	331	Premiums and deposits	331	355	329	318	310
(141)	(145)	Surrenders and withdrawals	(145)	(140)	(158)	(144)	(141)

169	186	Net sales	186	215	171	174	169
(8)	(8)	Benefit payments	(8)	(6)	(7)	(3)	(8)

161	178	Net flows	178	209	164	171	161
(182)	328	Change in market value, interest credited and other	328	87	(5)	1,037	(182)
(47)	(39)	Net transfers to general account	(39)	(37)	(50)	(34)	(47)
(200)	(202)	Policy charges	(202)	(202)	(203)	(203)	(200)

14,912	14,246	Ending balance	14,246	14,303	14,209	15,180	14,912

(1)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

INSURANCE DIVISION - ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2004				2005
2005	2004		1Q	2Q	3Q	4Q	1Q
		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
9,613	7,660	Beginning balance	7,660	9,675	10,101	10,026	9,613
185	249	Premiums and deposits	249	338	273	182	185
(191)	(251)	Surrenders and withdrawals	(251)	(209)	(187)	(163)	(191)

(6)	(2)	Net sales (redemptions)	(2)	129	86	19	(6)
(82)	(82)	Benefit payments	(82)	(81)	(77)	(78)	(82)

(88)	(84)	Net flows	(84)	48	9	(59)	(88)
90	22	Interest credited and other	22	118	99	96	90
49	2,079	Net transfers (to) from separate account (2)	2,079	261	(182)	(449)	49
(2)	(2)	Policy charges	(2)	(1)	(1)	(1)	(2)

9,662	9,675	Ending balance	9,675	10,101	10,026	9,613	9,662

		Account Values in Separate Account:
41,684	39,803	Beginning balance	39,803	38,757	38,548	38,308	41,684
1,300	1,566	Premiums and deposits	1,566	1,394	1,161	1,175	1,300
(1,112)	(1,152)	Surrenders and withdrawals	(1,152)	(1,105)	(1,123)	(1,225)	(1,112)

188	414	Net sales (redemptions)	414	289	38	(50)	188
(104)	(124)	Benefit payments	(124)	(100)	(118)	(116)	(104)

84	290	Net flows	290	189	(80)	(166)	84
(960)	886	Change in market value, interest credited and other	886	8	(196)	3,249	(960)
(49)	(2,079)	Net transfers (to) from general account (2)	(2,079)	(261)	182	449	(49)
(157)	(143)	Policy charges	(143)	(145)	(146)	(156)	(157)

40,602	38,757	Ending balance	38,757	38,548	38,308	41,684	40,602

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

(2)	Includes the transfer in classification, as of January 1, 2004, of $2,168 million of assets from separate account to general account, reflecting the adoption of Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long-Duration Contracts and for Separate Accounts” (SOP 03-1).

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

INSURANCE DIVISION - DEFERRED POLICY ACQUISITION COSTS

(in millions)

Year-to-date			2004				2005
2005	2004		1Q	2Q	3Q	4Q	1Q
		INDIVIDUAL LIFE INSURANCE:
3,151	3,194	Beginning balance	3,194	3,032	3,141	3,012	3,151
74	77	Capitalization	77	75	72	87	74
(72)	(70)	Amortization - operating results	(70)	(68)	(75)	(61)	(72)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
57	(169)	Impact of unrealized (gains) or losses on AFS securities	(169)	103	(127)	113	57

3,210	3,032	Ending balance	3,032	3,141	3,012	3,151	3,210

		INDIVIDUAL ANNUITIES:
907	636	Beginning balance	636	697	851	837	907
83	98	Capitalization	98	97	83	75	83
(54)	(37)	Amortization - operating results	(37)	(40)	(44)	(4)	(54)
(1)	1	Amortization - realized investment gains and losses	1	(3)	2	(2)	(1)
77	(5)	Impact of unrealized (gains) or losses on AFS securities	(5)	100	(55)	1	77
—	4	Other (1)	4	—	—	—	—

1,012	697	Ending balance	697	851	837	907	1,012

		GROUP INSURANCE (2):
111	88	Beginning balance	88	94	101	106	111
8	7	Capitalization	7	8	6	6	8
(1)	(1)	Amortization - operating results	(1)	(1)	(1)	(1)	(1)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

118	94	Ending balance	94	101	106	111	118

		TOTAL INSURANCE DIVISION:
4,169	3,918	Beginning balance	3,918	3,823	4,093	3,955	4,169
165	182	Capitalization	182	180	161	168	165
(127)	(108)	Amortization - operating results	(108)	(109)	(120)	(66)	(127)
(1)	1	Amortization - realized investment gains and losses	1	(3)	2	(2)	(1)
134	(174)	Impact of unrealized (gains) or losses on AFS securities	(174)	203	(182)	114	134
—	4	Other (1)	4	—	—	—	—

4,340	3,823	Ending balance	3,823	4,093	3,955	4,169	4,340

(1)	Reflects the impact of adoption of SOP 03-1 on January 1, 2004.

(2)	Represents long-term care products.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2004				2005
2005	2004		1Q	2Q	3Q	4Q	1Q
		Individual Life Insurance:
		Policy Surrender Experience:
155	164	Cash value of surrenders	164	152	167	150	155
3.2%	3.5%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	3.5%	3.2%	3.6%	3.1%	3.2%
		Death benefits per $1,000 of in force (1):
3.10	2.90	Variable and universal life	2.90	2.86	2.64	2.46	3.10
1.37	1.75	Term life	1.75	0.76	1.43	1.67	1.37
2.74	2.75	Total, Individual Life Insurance	2.75	2.58	2.49	2.40	2.74

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2004				2005
2005	2004		1Q	2Q	3Q	4Q	1Q
		GROUP INSURANCE NEW ANNUALIZED PREMIUMS:
274	127	Group life	127	34	34	42	274
76	90	Group disability (1)	90	15	38	18	76

350	217	Total	217	49	72	60	350

		Future Policy Benefits (2):
		Group life	1,780	1,760	1,734	1,881	1,891
		Group disability (1)	277	279	291	302	362

		Total	2,057	2,039	2,025	2,183	2,253

		Policyholders’ Account Balances (2):
		Group life	4,353	4,420	4,412	4,566	4,516
		Group disability (1)	59	61	66	71	74

		Total	4,412	4,481	4,478	4,637	4,590

		Separate Account Liabilities (2):
		Group life	10,476	10,810	11,198	12,483	12,832
		Group disability (1)	—	—	—	—	—

		Total	10,476	10,810	11,198	12,483	12,832

		Group Life Insurance:
694	674	Gross premiums, policy charges and fee income (3)	674	613	637	762	694
714	647	Earned premiums, policy charges and fee income	647	634	652	644	714
90.1%	92.1%	Benefits ratio	92.1%	88.2%	88.7%	84.5%	90.1%
8.9%	9.5%	Administrative operating expense ratio	9.5%	11.1%	10.8%	12.1%	8.9%
		Persistency ratio	95.7%	94.7%	94.3%	93.9%	96.8%
		Group Disability Insurance (1):
188	176	Gross premiums, policy charges and fee income (3)	176	174	182	179	188
178	173	Earned premiums, policy charges and fee income	173	165	176	176	178
102.8%	95.4%	Benefits ratio	95.4%	95.2%	95.5%	92.6%	102.8%
22.3%	21.0%	Administrative operating expense ratio	21.0%	21.8%	22.0%	23.5%	22.3%
		Persistency ratio	90.8%	89.3%	87.4%	85.8%	91.6%

(1)	Group disability amounts include long-term care products.

(2)	As of end of period.

(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

Year-to-date		% Change		2004				2005
2005	2004			1Q	2Q	3Q	4Q	1Q
			Revenues (1):
41	12	242%	Premiums	12	27	43	11	41
46	18	156%	Policy charges and fee income	18	47	43	47	46
637	523	22%	Net investment income	523	584	619	617	637
749	477	57%	Commissions, investment management fees, and other income	477	633	572	734	749

1,473	1,030	43%	Total revenues	1,030	1,291	1,277	1,409	1,473

			Benefits and Expenses (1):
215	208	3%	Insurance and annuity benefits	208	208	237	209	215
384	226	70%	Interest credited to policyholders’ account balances	226	376	372	388	384
22	9	144%	Interest expense	9	1	17	21	22
(17)	(8)	-113%	Deferral of acquisition costs	(8)	(14)	(10)	(19)	(17)
14	15	-7%	Amortization of acquisition costs	15	14	15	9	14
551	484	14%	General and administrative expenses	484	634	570	690	551

1,169	934	25%	Total benefits and expenses	934	1,219	1,201	1,298	1,169

304	96	217%	Adjusted operating income before income taxes	96	72	76	111	304

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

COMBINING STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

	Three Months Ended March 31, 2005
	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	41	—	—	41
Policy charges and fee income	46	—	—	46
Net investment income	637	18	1	618
Commissions, investment management fees, and other income	749	400	111	238

Total revenues	1,473	418	112	943

Benefits and Expenses (1):
Insurance and annuity benefits	215	—	—	215
Interest credited to policyholders’ account balances	384	—	—	384
Interest expense	22	3	—	19
Deferral of acquisition costs	(17)	(4)	—	(13)
Amortization of acquisition costs	14	9	—	5
General and administrative expenses	551	276	97	178

Total benefits and expenses	1,169	284	97	788

Adjusted operating income before income taxes	304	134	15	155

	Three Months Ended March 31, 2004
	Total Investment Division	Asset Management	Financial Advisory	Retirement
Revenues (1):
Premiums	12	—	—	12
Policy charges and fee income	18	—	—	18
Net investment income	523	16	1	506
Commissions, investment management fees, and other income	477	331	105	41

Total revenues	1,030	347	106	577

Benefits and Expenses (1):
Insurance and annuity benefits	208	—	—	208
Interest credited to policyholders’ account balances	226	—	—	226
Interest expense	9	3	4	2
Deferral of acquisition costs	(8)	(6)	—	(2)
Amortization of acquisition costs	15	12	—	3
General and administrative expenses	484	280	116	88

Total benefits and expenses	934	289	120	525

Adjusted operating income before income taxes	96	58	(14)	52

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

INVESTMENT DIVISION - SUPPLEMENTARY REVENUE INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in millions)

Year-to-date		% Change		2004				2005
2005	2004			1Q	2Q	3Q	4Q	1Q
			Asset Management Segment:

			Analysis of revenues by source:
			Investment Management and Advisory Services:
58	54	7%	Retail customers	54	54	53	58	58
134	95	41%	Institutional customers	95	117	106	124	134
65	53	23%	General account	53	59	58	64	65

257	202	27%	Subtotal	202	230	217	246	257
161	145	11%	Mutual Fund, managed account and other revenues (1)	145	136	116	172	161

418	347	20%	Total Asset Management segment revenues	347	366	333	418	418

			Analysis of commissions, investment management fees and other revenues by type:
			Investment Management and Advisory Services:
226	186	22%	Asset-based fees	186	209	202	215	226
21	9	133%	Transaction-based and other revenues	9	12	8	23	21

247	195	27%	Subtotal	195	221	210	238	247
153	136	13%	Mutual Fund, managed account and other revenues (1)	136	126	107	162	153

400	331	21%	Total	331	347	317	400	400

(1)	Represents mutual fund, managed account and other revenues other than asset management fees, which are included in appropriate categories above.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

INVESTMENT DIVISION - SUPPLEMENTARY INFORMATION FOR FINANCIAL ADVISORY SEGMENT

(dollar amounts in millions unless otherwise noted)

Year-to-date			2004				2005
2005	2004		1Q	2Q	3Q	4Q	1Q
		Information pertaining to Wachovia Securities Financial Holdings, LLC:

		Revenues:
56	56	Net investment income	56	55	55	59	56
482	665	Commissions	665	551	454	526	482
444	393	Fees	393	402	413	429	444
29	36	Other non-interest revenues	36	19	31	21	29

1,010	1,150	Total revenues	1,150	1,027	953	1,035	1,010
		Expenses:
870	1,001	Expenses before transition costs	1,001	929	875	902	870
29	57	Transition costs	57	66	99	78	29

899	1,058	Total expenses	1,058	995	974	980	899

111	92	Income (loss) before income taxes	92	32	(21)	55	111

42	35	Prudential Financial, Inc., 38% share of Wachovia Securities Financial Holdings, LLC	35	12	(8)	21	42
(3)	(3)	Purchase accounting and related adjustments	(3)	(1)	(1)	3	(3)

39	32	Prudential Financial, Inc., equity income from Wachovia Securities Financial Holdings, LLC	32	11	(9)	24	39

		Recurring revenue as a percentage of total non-interest revenue (1)	39.1%	41.3%	47.9%	43.9%	47.1%

		Total client assets ($ in billions) (2)	614.9	618.9	615.9	652.6	644.7

		Distribution representatives (2):
		Series 7 Financial Advisors	8,133	8,009	7,964	8,017	7,883
		Series 6 Financial Representatives	3,081	2,871	2,594	2,502	2,451

		Customer debit balances ($ in billions) (2)	6.1	6.3	6.0	6.1	5.8

12	(17)	Prudential Financial, Inc. income (loss) from investment in Wachovia Securities Financial Holdings, LLC, including 38% interest in results, costs incurred at Prudential level, and purchase accounting adjustments	(17)	(79)	(70)	(83)	12

(1)	Calculated on a YTD annualized basis.

(2)	As of end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

INVESTMENT DIVISION - ASSETS UNDER MANAGEMENT FOR INVESTMENT MANAGEMENT AND ADVISORY SERVICES OPERATIONS

(in billions)

			March 31, 2005
			Equity	Fixed Income	Real Estate	Total
		Retail customers	45.1	18.6	1.1	64.8
		Institutional customers	40.7	63.7	14.6	119.0
		General account	3.0	151.1	1.2	155.3

		Total	88.8	233.4	16.9	339.1

			March 31, 2004
			Equity	Fixed Income	Real Estate	Total
		Retail customers	43.4	34.0	1.0	78.4
		Institutional customers	31.8	54.9	13.2	99.9
		General account	2.9	127.2	1.1	131.2

		Total	78.1	216.1	15.3	309.5

Year-to-date			2004				2005
2005	2004		1Q	2Q	3Q	4Q	1Q
		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
84.8	69.3	Beginning assets under management	69.3	74.2	74.0	76.5	84.8
3.1	5.6	Additions to managed portfolio	5.6	4.5	3.5	8.6	3.1
(1.8)	(2.8)	Withdrawals	(2.8)	(4.6)	(1.5)	(3.5)	(1.8)
(0.6)	1.6	Change in market value	1.6	—	0.7	3.8	(0.6)
0.2	0.5	Net money market flows	0.5	(0.1)	(0.2)	(0.6)	0.2

85.7	74.2	Ending assets under management	74.2	74.0	76.5	84.8	85.7
33.3	25.7	Other institutional assets under management	25.7	32.3	32.4	34.4	33.3

119.0	99.9	Total assets managed for institutional customers at end of period	99.9	106.3	108.9	119.2	119.0

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

INVESTMENT DIVISION - MUTUAL FUNDS AND WRAP-FEE PRODUCTS

(in millions)

Year-to-date			2004				2005
2005	2004		1Q	2Q	3Q	4Q	1Q
		Mutual Funds Assets Under Management:
30,686	46,784	Beginning total mutual funds assets	46,784	44,027	39,774	29,674	30,686
874	873	Sales (other than money market)	873	672	631	827	874
(1,592)	(1,296)	Redemptions (other than money market)	(1,296)	(1,557)	(1,217)	(1,692)	(1,592)
(500)	566	Reinvestment of distributions and change in market value	566	319	(307)	2,507	(500)
426	(2,900)	Net money market sales	(2,900)	(3,687)	(9,207)	(630)	426

29,894	44,027	Ending total mutual funds assets	44,027	39,774	29,674	30,686	29,894

(718)	(423)	Net mutual funds redemptions other than money market	(423)	(885)	(586)	(865)	(718)

		Wrap-fee Products Assets Under Administration:
41,254	19,833	Beginning total wrap-fee product assets	19,833	21,084	27,728	36,408	41,254
5,672	2,154	Sales	2,154	2,022	3,588	4,345	5,672
(2,837)	(1,423)	Redemptions	(1,423)	(1,578)	(1,885)	(2,766)	(2,837)
(1,035)	520	Reinvestment of distributions and change in market value	520	186	(893)	3,267	(1,035)
—	—	Other (1)	—	6,014	7,870	—	—

43,054	21,084	Ending total wrap-fee product assets	21,084	27,728	36,408	41,254	43,054

2,835	731	Net wrap-fee product sales	731	444	1,703	1,579	2,835

		MUTUAL FUNDS AND WRAP-FEE PRODUCTS GROSS SALES BY DISTRIBUTION CHANNEL

		Mutual funds, excluding wrap-fee products (2):
104	121	Prudential Agents	121	107	72	76	104
764	727	Third party distributors	727	538	534	727	764
6	25	Other	25	27	25	24	6

874	873	Total	873	672	631	827	874

		Wrap-fee products:
175	139	Prudential Agents	139	174	120	136	175
5,497	2,015	Third party distributors	2,015	1,848	3,468	4,209	5,497

5,672	2,154	Total	2,154	2,022	3,588	4,345	5,672

(1)	As a result of agreements in connection with the formation of the retail securities brokerage joint venture with Wachovia, the Asset Management segment assumed administrative responsibilities for Wachovia Securities customer assets under wrap-fee and managed account programs.

(2)	Other than money market.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

INVESTMENT DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2004				2005
2005	2004		1Q	2Q	3Q	4Q	1Q
		RETIREMENT SALES AND ACCOUNT VALUES
		Defined Contribution:
66,660	28,658	Beginning total account value	28,658	28,844	63,841	63,481	66,660
3,196	1,124	Sales	1,124	2,239	2,791	2,736	3,196
(2,729)	(1,535)	Withdrawals	(1,535)	(2,520)	(3,041)	(3,325)	(2,729)
(388)	597	Change in market value and interest credited	597	621	(110)	3,768	(388)
—	—	Acquisition	—	34,657	—	—	—

66,739	28,844	Ending total account value	28,844	63,841	63,481	66,660	66,739

467	(411)	Net sales (withdrawals)	(411)	(281)	(250)	(589)	467

		Asset management of ending total account value:
		Proprietary	17,797	43,166	42,604	44,069	43,853
		Non-proprietary	11,047	20,675	20,877	22,591	22,886

		Total	28,844	63,841	63,481	66,660	66,739

		Guaranteed Products:

63,146	41,955	Beginning total account value	41,955	42,260	60,365	60,844	63,146
1,933	501	Sales	501	1,704	1,676	2,233	1,933
(1,903)	(842)	Withdrawals and benefits	(842)	(2,321)	(2,113)	(1,945)	(1,903)
333	1,033	Change in market value and interest income	1,033	(133)	945	1,849	333
(363)	(387)	Other (1)	(387)	(288)	(29)	165	(363)
—	—	Acquisition	—	19,143	—	—	—

63,146	42,260	Ending total account value	42,260	60,365	60,844	63,146	63,146

30	(341)	Net sales (withdrawals)	(341)	(617)	(437)	288	30

		Product composition of ending total account value (2):
		Spread-based products	20,256	23,407	23,396	24,244	24,878
		Fee-based products	22,004	36,958	37,448	38,902	38,268

		Total	42,260	60,365	60,844	63,146	63,146

(1)	Represents changes in asset balances for externally managed accounts. Includes a $152 million reduction in account value as of January 1, 2004 reflecting the adoption of SOP 03-1.

(2)	Fee and spread based product account values reflect the reclassification of $471 million of account values from fee based to spread based as of January 1, 2004, upon the adoption of SOP 03-1.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		% Change		2004				2005
2005	2004			1Q	2Q	3Q	4Q	1Q
			Revenues (1):
1,552	1,330	17%	Premiums	1,330	1,354	1,292	1,366	1,552
71	63	13%	Policy charges and fee income	63	61	55	61	71
309	229	35%	Net investment income	229	233	242	234	309
112	61	84%	Commissions, investment management fees, and other income	61	104	96	101	112

2,044	1,683	21%	Total revenues	1,683	1,752	1,685	1,762	2,044

			Benefits and Expenses (1):
1,258	1,083	16%	Insurance and annuity benefits	1,083	1,090	1,015	1,061	1,258
46	26	77%	Interest credited to policyholders’ account balances	26	29	29	33	46
6	1	500%	Interest expense	1	2	1	3	6
(251)	(214)	-17%	Deferral of acquisition costs	(214)	(194)	(206)	(235)	(251)
101	84	20%	Amortization of acquisition costs	84	80	92	109	101
573	482	19%	General and administrative expenses	482	476	494	538	573

1,733	1,462	19%	Total benefits and expenses	1,462	1,483	1,425	1,509	1,733

311	221	41%	Adjusted operating income before income taxes	221	269	260	253	311

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Three Months Ended March 31, 2005
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	1,552	980	572	—
Policy charges and fee income	71	53	18	—
Net investment income	309	142	156	11
Commissions, investment management fees, and other income	112	(2)	(1)	115

Total revenues	2,044	1,173	745	126

Benefits and Expenses (1):
Insurance and annuity benefits	1,258	787	471	—
Interest credited to policyholders’ account balances	46	23	23	—
Interest expense	6	6	(1)	1
Deferral of acquisition costs	(251)	(189)	(62)	—
Amortization of acquisition costs	101	70	31	—
General and administrative expenses	573	297	177	99

Total benefits and expenses	1,733	994	639	100

Adjusted operating income before income taxes	311	179	106	26

	Three Months Ended March 31, 2004
	Total International Insurance & Investments Division	International Insurance excl. Gibraltar Life	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	1,330	752	578	—
Policy charges and fee income	63	44	19	—
Net investment income	229	72	150	7
Commissions, investment management fees, and other income	61	(10)	(9)	80

Total revenues	1,683	858	738	87

Benefits and Expenses (1):
Insurance and annuity benefits	1,083	592	491	—
Interest credited to policyholders’ account balances	26	4	22	—
Interest expense	1	3	(3)	1
Deferral of acquisition costs	(214)	(159)	(55)	—
Amortization of acquisition costs	84	69	15	—
General and administrative expenses	482	228	174	80

Total benefits and expenses	1,462	737	644	81

Adjusted operating income before income taxes	221	121	94	6

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2004				2005
2005	2004		1Q	2Q	3Q	4Q	1Q
		Japanese Yen Basis Results:
		Revenues (1):
¥91,001	¥67,241	Japanese insurance operations excluding Gibraltar Life	¥67,241	¥61,706	¥65,655	¥66,171	¥91,001
78,294	79,817	Gibraltar Life	79,817	90,954	78,986	78,006	78,294

169,295	147,058	Total revenues, Japan, yen basis	147,058	152,660	144,641	144,177	169,295

		Benefits and Expenses (1):
74,269	55,265	Japanese insurance operations excluding Gibraltar Life	55,265	50,044	52,373	53,252	74,269
66,826	68,819	Gibraltar Life	68,819	77,443	67,358	67,174	66,826

141,095	124,084	Total benefits and expenses, Japan, yen basis	124,084	127,487	119,731	120,426	141,095

		Adjusted operating income (2):
16,732	11,976	Japanese insurance operations excluding Gibraltar Life	11,976	11,662	13,282	12,919	16,732
11,468	10,998	Gibraltar Life	10,998	13,511	11,628	10,832	11,468

¥28,200	¥22,974	Total adjusted operating income, Japan, yen basis	¥22,974	¥25,173	¥24,910	¥23,751	¥28,200

		U.S. Dollar adjusted operating income (3):
$154	$103	Japanese insurance operations excluding Gibraltar Life	$103	$99	$113	$111	$154
106	94	Gibraltar Life	94	115	100	93	106

260	197	Total adjusted operating income, Japan, U.S. dollar basis	197	214	213	204	260
25	18	All other countries	18	30	26	15	25

$285	$215	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$215	$244	$239	$219	$285

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

(2)	Adjusted operating income on yen basis excludes impact of currency hedging.

(3)	U.S. dollar adjusted operating income includes impact of currency hedging.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(dollar amounts in millions unless otherwise noted)

Year-to-date			2004				2005
2005	2004		1Q	2Q	3Q	4Q	1Q
		INTERNATIONAL INSURANCE OPERATING DATA:
		Actual exchange rate basis (1):
		Net premiums, policy charges and fee income:
752	580	Japan, excluding Gibraltar Life	580	506	542	579	752
590	597	Gibraltar Life	597	680	567	567	590
281	216	All other countries	216	229	238	281	281

1,623	1,393	Total	1,393	1,415	1,347	1,427	1,623

		Annualized new business premiums:
171	128	Japan, excluding Gibraltar Life	128	93	103	127	171
71	62	Gibraltar Life	62	81	68	66	71
66	50	All other countries	50	50	50	67	66

308	240	Total	240	224	221	260	308

		Constant exchange rate basis (2):
		Net premiums, policy charges and fee income:
730	575	Japan, excluding Gibraltar Life	575	517	553	565	730
568	590	Gibraltar Life	590	688	575	565	568
252	220	All other countries	220	233	241	269	252

1,550	1,385	Total	1,385	1,438	1,369	1,399	1,550

		Annualized new business premiums:
168	127	Japan, excluding Gibraltar Life	127	94	104	125	168
69	62	Gibraltar Life	62	82	68	66	69
60	51	All other countries	51	51	49	66	60

297	240	Total	240	227	221	257	297

(1)	Translated based on applicable average exchange rates for the period shown.

(2)	Translated based on average exchange rates for the year ended December 31, 2004.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2004				2005
	1Q	2Q	3Q	4Q	1Q
Face amount of individual policies in force at end of period (in billions) (1):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	184	188	192	207	211
Gibraltar Life	224	219	217	214	212
All other countries	71	74	76	79	82

Total	479	481	485	500	505

Number of individual policies in force at end of period (in thousands):
Japan, excluding Gibraltar Life	1,231	1,266	1,304	1,696	1,737
Gibraltar Life	4,226	4,149	4,109	4,070	4,025
All other countries	863	894	925	965	1,001

Total	6,320	6,309	6,338	6,731	6,763

International insurance policy persistency (2):
13 months	92.7%	92.6%	92.8%	93.0%	92.9%
25 months	86.7%	86.7%	86.5%	86.3%	86.2%
Number of Life Planners at end of period (3):
Japan	2,422	2,447	2,509	2,550	2,665
All other countries	2,586	2,676	2,725	2,835	2,890

Total	5,008	5,123	5,234	5,385	5,555

(1)	Translated based on exchange rates as of December 31, 2004.

(2)	Excluding Gibraltar Life.

(3)	Excluding Gibraltar Life Advisors.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2005				December 31, 2004
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value (1)	122,491	36,420	86,071	58.0%	118,400	34,683	83,717	57.1%
Public, held to maturity, at amortized cost	3,252	—	3,252	2.2%	2,624	—	2,624	1.8%
Private, available for sale, at fair value (1)	31,048	13,648	17,400	11.7%	32,336	14,130	18,206	12.4%
Private, held to maturity, at amortized cost	137	—	137	0.1%	123	—	123	0.1%
Trading account assets supporting insurance liabilities, at fair value	13,239	—	13,239	8.9%	12,964	—	12,964	8.8%
Other trading account assets, at fair value	125	—	125	0.1%	130	—	130	0.1%
Equity securities, available for sale, at fair value	4,442	2,591	1,851	1.2%	4,271	2,620	1,651	1.1%
Commercial loans	23,814	7,245	16,569	11.2%	24,389	7,297	17,092	11.6%
Policy loans	8,372	5,429	2,943	2.0%	8,373	5,454	2,919	2.0%
Other long-term investments (2)	4,779	995	3,784	2.6%	4,978	1,047	3,931	2.7%
Short-term investments	4,852	1,860	2,992	2.0%	5,245	1,840	3,405	2.3%

Subtotal (3)	216,551	68,188	148,363	100.0%	213,833	67,071	146,762	100.0%

Invested assets of other entities and operations (4)	2,903	—	2,903		2,791	—	2,791

Total investments	219,454	68,188	151,266		216,624	67,071	149,553

Fixed Maturities by Credit Quality (3):

		March 31, 2005					December 31, 2004
		Financial Services Businesses					Financial Services Businesses
		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (5)	Rating Agency Equivalent
1	Aaa, Aa, A	66,899	2,302	334	68,867	77.1%	63,553	2,500	276	65,777	76.2%
2	Baa	16,197	786	182	16,801	18.8%	16,463	980	123	17,320	20.1%

Subtotal Investment Grade		83,096	3,088	516	85,668	95.9%	80,016	3,480	399	83,097	96.3%

3	Ba	2,419	135	23	2,531	2.8%	2,096	176	72	2,200	2.5%
4	B	955	73	12	1,016	1.1%	839	93	1	931	1.1%
5	C and lower	78	9	2	85	0.1%	85	13	2	96	0.1%
6	In or near default	33	13	1	45	0.1%	25	9	—	34	0.0%

Subtotal Below Investment Grade		3,485	230	38	3,677	4.1%	3,045	291	75	3,261	3.7%

Total		86,581	3,318	554	89,345	100.0%	83,061	3,771	474	86,358	100.0%

Private Fixed Maturities:
NAIC Rating (5)	Rating Agency Equivalent
1	Aaa, Aa, A	5,506	276	34	5,748	32.8%	4,917	321	19	5,219	28.5%
2	Baa	9,064	593	50	9,607	54.8%	9,831	695	25	10,501	57.3%

Subtotal Investment Grade		14,570	869	84	15,355	87.6%	14,748	1,016	44	15,720	85.8%

3	Ba	1,309	85	3	1,391	7.9%	1,520	102	1	1,621	8.8%
4	B	378	35	4	409	2.3%	399	42	3	438	2.4%
5	C and lower	278	31	1	308	1.8%	293	32	1	324	1.8%
6	In or near default	73	5	3	75	0.4%	224	9	6	227	1.2%

Subtotal Below Investment Grade		2,038	156	11	2,183	12.4%	2,436	185	11	2,610	14.2%

Total		16,608	1,025	95	17,538	100.0%	17,184	1,201	55	18,330	100.0%

(1)	Classification for the earlier period presented has been conformed to the current presentation.

(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments.

(3)	Excludes (i) assets of our securities brokerage, securities trading, and banking operations, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.

(4)	Includes assets of our securities brokerage, securities trading, banking and asset management operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet. Our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.

(5)	Reflects equivalent ratings for investments of international insurance operations that are not rated by United States insurance regulatory authorities. Includes, as of March 31, 2005 and December 31, 2004, respectively, 199 securities with amortized cost of $2,738 million (fair value $2,792 million) and 206 securities with amortized cost of $2,910 million (fair value, $2,972 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2005		December 31, 2004
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value (1)	33,072	70.9%	33,090	69.8%
Public, held to maturity, at amortized cost	3,252	7.0%	2,624	5.5%
Private, available for sale, at fair value (1)	2,308	5.0%	2,309	4.9%
Private, held to maturity, at amortized cost	137	0.3%	123	0.3%
Trading account assets supporting insurance liabilities, at fair value	891	1.9%	885	1.9%
Other trading account assets, at fair value	29	0.0%	71	0.1%
Equity securities, available for sale, at fair value	1,658	3.6%	1,470	3.1%
Commercial loans	3,002	6.4%	3,371	7.1%
Policy loans	1,026	2.2%	1,037	2.2%
Other long-term investments (2)	1,210	2.6%	1,375	2.9%
Short-term investments	37	0.1%	1,031	2.2%

Total	46,622	100.0%	47,386	100.0%

	March 31, 2005		December 31, 2004
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (3):
Fixed maturities:
Public, available for sale, at fair value (1)	52,999	52.1%	50,627	51.0%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value (1)	15,092	14.8%	15,897	16.0%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	12,348	12.1%	12,079	12.2%
Other trading account assets, at fair value	96	0.1%	59	0.0%
Equity securities, available for sale, at fair value	193	0.2%	181	0.2%
Commercial loans	13,567	13.3%	13,721	13.8%
Policy loans	1,917	1.9%	1,882	1.9%
Other long-term investments (2)	2,574	2.6%	2,556	2.5%
Short-term investments	2,955	2.9%	2,374	2.4%

Total	101,741	100.0%	99,376	100.0%

(1)	Classification for the earlier period presented has been conformed to the current presentation.

(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures (other than our equity investment in Wachovia Securities Financial Holdings, LLC) and partnerships, investment real estate held through direct ownership, our interest in separate account investments and other miscellaneous investments. Our investment in Wachovia Securities Financial Holdings, LLC is included in “Other assets”.

(3)	Excludes (i) assets of our securities brokerage, securities trading, and banking operations, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Three Months Ended March 31
	2005			2004
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)(4)	Amount
Financial Services Businesses (1):
Fixed maturities	4.55%	1,150	39	4.61%	954	31
Equity securities	3.33%	13	2	2.09%	5	25
Commercial loans	6.57%	198	(3)	6.74%	194	16
Policy loans	4.65%	34	—	4.62%	30	—
Short-term investments and cash equivalents	2.19%	40	5	1.43%	23	—
Other investments	6.39%	77	185	6.88%	73	(23)

Gross investment income before investment expenses	4.71%	1,512	228	4.77%	1,279	49
Investment expenses	-0.17%	(86)	—	-0.19%	(64)	—

Subtotal	4.54%	1,426	228	4.58%	1,215	49

Investment results of other entities and operations (2)		80	(1)		30	(57)
Less, investment income relating to divested businesses		(7)			(1)

Total		1,499	227		1,244	(8)

(1)	Excludes assets of our securities brokerage operations, securities trading operations, banking operations, commercial loans and trading account assets supporting insurance liabilities where the investment results generally inure to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.

(2)	Investment income of securities brokerage, securities trading, banking operations, and commercial loans supporting insurance liabilities where the investment results generally inure to contractholders.

(3)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally inure to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.

(4)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2005			2004
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)(2)	Amount
Japanese Insurance Operations:
Fixed maturities	2.14%	203	(40)	1.89%	150	10
Equity securities	2.23%	8	2	1.24%	3	23
Commercial loans	4.12%	33	(2)	4.27%	31	3
Policy loans	3.30%	8	—	3.22%	7	—
Short-term investments and cash equivalents	0.32%	1	5	8.51%	—	—
Other investments	8.01%	29	77	7.70%	25	—

Gross investment income before investment expenses	2.45%	282	42	2.29%	216	36
Investment expenses	-0.19%	(22)	—	-0.22%	(20)	—

Total	2.26%	260	42	2.07%	196	36

(1)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to trading account assets supporting insurance liabilities where the investment results generally inure to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.

(2)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2005			2004
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)(3)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	6.08%	947	79	6.32%	804	21
Equity securities	14.20%	5	—	8.12%	2	2
Commercial loans	7.44%	165	(1)	7.56%	163	13
Policy loans	5.38%	26	—	5.32%	23	—
Short-term investments and cash equivalents	2.61%	39	—	1.39%	23	—
Other investments	5.71%	48	108	6.50%	48	(23)

Gross investment income before investment expenses	6.04%	1,230	186	6.13%	1,063	13
Investment expenses	-0.15%	(64)	—	-0.17%	(44)	—

Total	5.89%	1,166	186	5.96%	1,019	13

(1)	Excludes assets of our securities brokerage operations, securities trading operations, banking operations, commercial loans and trading account assets supporting insurance liabilities where the investment results generally inure to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.

(2)	Yields are annualized, for interim periods, and based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for securities lending activity are calculated net of corresponding liabilities and rebate expenses. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally inure to contractholders and investment income on assets other than those included in invested assets of the Financial Services Businesses.

(3)	Classification for the earlier period presented has been conformed to the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

	2003				2004
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
Revenues (1):
Premiums	1,973	1,953	1,950	2,042	2,191	2,210	2,176	2,218
Policy charges and fee income	458	486	518	562	567	600	615	644
Net investment income	1,250	1,249	1,213	1,223	1,244	1,330	1,397	1,413
Commissions, investment management fees, and other income	872	1,031	665	686	676	917	841	976

Total revenues	4,553	4,719	4,346	4,513	4,678	5,057	5,029	5,251

Benefits and Expenses (1):
Insurance and annuity benefits	2,107	1,988	2,032	2,180	2,289	2,243	2,246	2,254
Interest credited to policyholders’ account balances	418	421	424	428	427	582	580	594
Interest expense	42	42	59	57	53	57	83	103
Deferral of acquisition costs	(285)	(320)	(312)	(353)	(388)	(373)	(360)	(407)
Amortization of acquisition costs	160	142	150	81	192	190	212	172
General and administrative expenses	1,682	1,919	1,470	1,625	1,555	1,715	1,633	1,856

Total benefits and expenses	4,124	4,192	3,823	4,018	4,128	4,414	4,394	4,572

Adjusted operating income before income taxes	429	527	523	495	550	643	635	679

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INSURANCE DIVISION

(in millions)

	2003				2004
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
Revenues (1):
Premiums	824	822	779	797	850	826	845	842
Policy charges and fee income	389	413	450	488	490	496	519	541
Net investment income	360	366	349	371	369	378	402	422
Commissions, investment management fees, and other income	53	81	108	145	150	156	162	152

Total revenues	1,626	1,682	1,686	1,801	1,859	1,856	1,928	1,957

Benefits and Expenses (1):
Insurance and annuity benefits	956	896	927	1,042	978	929	966	949
Interest credited to policyholders’ account balances	157	161	158	160	175	178	179	176
Interest expense	—	—	1	(1)	1	2	10	19
Deferral of acquisition costs	(112)	(149)	(161)	(173)	(182)	(180)	(161)	(168)
Amortization of acquisition costs	85	69	80	11	108	109	120	66
General and administrative expenses	377	469	498	556	568	580	569	618

Total benefits and expenses	1,463	1,446	1,503	1,595	1,648	1,618	1,683	1,660

Adjusted operating income before income taxes	163	236	183	206	211	238	245	297

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE AND ANNUITIES SEGMENT

(in millions)

	2003				2004
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
Revenues (1):
Premiums	113	111	94	98	101	103	111	123
Policy charges and fee income	298	371	399	410	419	420	425	440
Net investment income	208	216	210	227	234	240	259	277
Commissions, investment management fees, and other income	45	74	100	131	139	147	153	142

Total revenues	664	772	803	866	893	910	948	982

Benefits and Expenses (1):
Insurance and annuity benefits	216	224	252	332	217	213	221	241
Interest credited to policyholders’ account balances	97	104	108	111	128	131	133	131
Interest expense	(1)	—	—	(1)	1	1	7	15
Deferral of acquisition costs	(104)	(139)	(153)	(165)	(175)	(172)	(155)	(162)
Amortization of acquisition costs	84	69	79	10	107	108	119	65
General and administrative expenses	243	336	364	420	430	437	426	449

Total benefits and expenses	535	594	650	707	708	718	751	739

Adjusted operating income before income taxes	129	178	153	159	185	192	197	243

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INDIVIDUAL ANNUITIES

(in millions)

	2003				2004
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
Revenues (1):
Premiums	19	15	17	13	14	17	16	16
Policy charges and fee income	44	113	144	152	163	164	165	175
Net investment income	107	115	110	121	137	143	154	154
Commissions, investment management fees, and other income	13	46	68	72	72	71	70	77

Total revenues	183	289	339	358	386	395	405	422

Benefits and Expenses (1):
Insurance and annuity benefits	43	46	59	86	51	58	62	60
Interest credited to policyholders’ account balances	61	66	69	72	89	90	91	88
Interest expense	—	1	—	—	1	1	4	3
Deferral of acquisition costs	(27)	(65)	(85)	(90)	(98)	(97)	(83)	(75)
Amortization of acquisition costs	17	20	23	(13)	37	40	44	4
General and administrative expenses	66	156	195	207	208	209	191	203

Total benefits and expenses	160	224	261	262	288	301	309	283

Adjusted operating income before income taxes	23	65	78	96	98	94	96	139

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INVESTMENT DIVISION

(in millions)

	2003				2004
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
Revenues (1):
Premiums	14	8	1	6	12	27	43	11
Policy charges and fee income	18	19	17	18	18	47	43	47
Net investment income	556	553	516	526	523	584	619	617
Commissions, investment management fees, and other income	814	906	481	494	477	633	572	734

Total revenues	1,402	1,486	1,015	1,044	1,030	1,291	1,277	1,409

Benefits and Expenses (1):
Insurance and annuity benefits	210	204	187	190	208	208	237	209
Interest credited to policyholders’ account balances	236	233	239	238	226	376	372	388
Interest expense	8	8	9	8	9	1	17	21
Deferral of acquisition costs	(7)	(8)	(6)	(8)	(8)	(14)	(10)	(19)
Amortization of acquisition costs	19	17	15	15	15	14	15	9
General and administrative expenses	863	955	488	545	484	634	570	690

Total benefits and expenses	1,329	1,409	932	988	934	1,219	1,201	1,298

Adjusted operating income before income taxes	73	77	83	56	96	72	76	111

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - RETIREMENT SEGMENT

(in millions)

	2003				2004
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
Revenues (1):
Premiums	14	8	1	6	12	27	43	11
Policy charges and fee income	18	19	17	18	18	47	43	47
Net investment income	517	515	498	513	506	565	603	598
Commissions, investment management fees, and other income	32	31	35	39	41	214	211	239

Total revenues	581	573	551	576	577	853	900	895

Benefits and Expenses (1):
Insurance and annuity benefits	210	204	187	190	208	208	237	209
Interest credited to policyholders’ account balances	236	233	239	238	226	376	372	388
Interest expense	5	4	3	5	2	3	14	18
Deferral of acquisition costs	(2)	(3)	(2)	(4)	(2)	(9)	(6)	(15)
Amortization of acquisition costs	3	3	3	3	3	3	4	—
General and administrative expenses	76	87	82	89	88	180	185	199

Total benefits and expenses	528	528	512	521	525	761	806	799

Adjusted operating income before income taxes	53	45	39	55	52	92	94	96

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	2003				2004
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
Revenues (1):
Premiums	1,141	1,129	1,170	1,236	1,330	1,354	1,292	1,366
Policy charges and fee income	54	58	54	60	63	61	55	61
Net investment income	191	204	210	186	229	233	242	234
Commissions, investment management fees, and other income	52	59	55	36	61	104	96	101

Total revenues	1,438	1,450	1,489	1,518	1,683	1,752	1,685	1,762

Benefits and Expenses (1):
Insurance and annuity benefits	906	865	894	949	1,083	1,090	1,015	1,061
Interest credited to policyholders’ account balances	25	27	27	30	26	29	29	33
Interest expense	—	1	1	1	1	2	1	3
Deferral of acquisition costs	(177)	(175)	(157)	(186)	(214)	(194)	(206)	(235)
Amortization of acquisition costs	74	71	69	70	84	80	92	109
General and administrative expenses	433	445	430	463	482	476	494	538

Total benefits and expenses	1,261	1,234	1,264	1,327	1,462	1,483	1,425	1,509

Adjusted operating income before income taxes	177	216	225	191	221	269	260	253

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE excl. Gibraltar Life

(in millions)

	2003				2004
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
Revenues (1):
Premiums	626	603	663	689	752	697	742	816
Policy charges and fee income	33	32	34	41	44	38	38	44
Net investment income	49	54	60	70	72	78	82	77
Commissions, investment management fees, and other income	(1)	—	(7)	(11)	(10)	—	(8)	(9)

Total revenues	707	689	750	789	858	813	854	928

Benefits and Expenses (1):
Insurance and annuity benefits	474	451	480	514	592	547	558	619
Interest credited to policyholders’ account balances	3	3	3	4	4	4	4	6
Interest expense	3	3	3	3	3	3	2	4
Deferral of acquisition costs	(130)	(123)	(111)	(134)	(159)	(138)	(150)	(178)
Amortization of acquisition costs	64	62	54	53	69	57	73	87
General and administrative expenses	193	184	210	220	228	211	228	264

Total benefits and expenses	607	580	639	660	737	684	715	802

Adjusted operating income before income taxes	100	109	111	129	121	129	139	126

(1)	Revenues exclude realized investment gains, net of losses and related adjustments and investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure that excludes Realized investment gains (losses), net (other than those associated with terminating hedges of foreign currency earnings and current period yield adjustments), and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; cumulative effect of accounting change; extraordinary gain on acquisition; and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and exclude these items as well. Adjusted operating income does not equate to “Income from continuing operations before income taxes, extraordinary gain on acquisition and cumulative effect of accounting change” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income should not be viewed as a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The excluded items are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

4. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business.

5. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

6. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

7. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

8. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations.

9. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

KEY DEFINITIONS AND FORMULAS

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income of the Financial Services Businesses reflects these adjustments as well.

13. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

14. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

15. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

16. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

17. Individual Life Insurance Sales:

Scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis.

18. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

19. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

20. New annualized premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance new annualized premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance new annualized premiums include premiums from the takeover of claim liabilities.

21. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

KEY DEFINITIONS AND FORMULAS

22. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding unrealized gains and losses on investments.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 14.70% for the three months ended March 31, 2005, 7.65% for the three months ended March 31, 2004, 6.45% for the three months ended December 31, 2004, 11.52% for the three months ended September 30, 2004 and 10.42% for the three months ended June 30, 2004.

23. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

24. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

25. Prudential Agents:

Insurance agents in our insurance operations in the United States.

26. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

27. Ratio of capital debt to total capitalization:

For purposes of this ratio, we measure “debt” as borrowings for capital debt, and we measure “total capitalization” as the sum of equity, excluding unrealized gains and losses on investments, and capital debt.

28. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

29. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2005

RATINGS AND INVESTOR INFORMATION

INSURANCE CLAIMS PAYING RATINGS

as of May 4, 2005

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR*	NR
American Skandia Life Assurance Corporation	A+	AA-	NR	AA-
Prudential Retirement Insurance and Annuity Company	A+	AA-	Aa3	NR
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	A+	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	A1	NR
CREDIT RATINGS:
as of May 4, 2005
Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-2	P-2	F1
Long-Term Senior Debt	a-	A-	A3	A
Retail Notes	a-	A-	A3	NR
The Prudential Insurance Company of America :
Capital and surplus notes	a	A	A2	A
Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1
Long-Term Senior Debt	a+	AA-	A1	A+
PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102

Web Site:

www.prudential.com

Publicly Traded Securities:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.